Comerica Incorporated Annual Meeting of Shareholders April 28, 2015Comerica Bank TowerDallas, TX Call to Order 2

Quorum 3 Proposal IElection of Directors 4

Proposal IIRatification of the Appointmentof Independent Auditors 5 Proposal IIIApproval of the 2015 Comerica Incorporated Incentive Plan for Non-Employee Directors 6

Proposal IVApproval of a Non-Binding, Advisory Proposal Approval Executive Compensation 7 A Motion to Vote 8

Polls Open for Voting 9 Polls Closed 10

Voting Results 11 Adjournment 12

Chairman and Chief Executive Officer's Presentation

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Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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15 At the Heart of the Comerica Promise are our Core Values 16 ► Customer-centricity► Collaboration► Integrity► Excellence► Agility► Diversity► Involvement

2014 Financial Accomplishments

Grew the Bottom Line
- 11% increase in EPS to $3.16
- 10% increase in net income to $593MM

Focus on Relationships
- 5%, or $2.2B, increase in average loans to $46.6B
- 6%, or $3.1B, increase in average deposits to $54.8B
- $5MM increase in customer-driven fee income

Controlling What We Can Control
- 6%, or $96MM, decrease in noninterest expenses[1]
- 5 bps of NCOs - Credit quality continued to be strong

Shareholder Return
- 66% of net income, or $392MM, returned to shareholders[2]
- 6% increase in tangible book value per share to $37.72
- Capital position continued to be solid

At 12/31/14 • [1]Reflecting decreases of $48MM in litigation-related expenses and $47MM in pension expense. • [2]Through dividends and share repurchase program.

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2014 Business Line Accomplishments

Business Bank
- Trusted Advisor program rollout to business bankers
- New integrated solutions in Treasury Management
- Agreement with Vantiv, Inc. for merchant services

Retail Bank
- Enhancements to Mobile Banking services
- Rollout of the 'banking center of the future' concept
- Introduction of Small Business Resource Center

Wealth Management
- Business Owner Advisory Services Group success
- Professional Trust Alliance as source of fiduciary income

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Texas
Largest U.S. Commercial Bank Headquartered in Texas

- Established presence: 1988
- Acquired 21 banks in Texas from 1988 to 1995 and completed the acquisition of Sterling in July 2011
- Moved headquarters to Dallas: 2007
- Today, 135 banking centers in major metropolitan areas




Average Loans
($ in billions)
7.7
9.6
10.0
11.0
+10%
+42%
2011
2012
2013
2014


Average Deposits
($ in billions)
7.8
10.0
10.2
10.8
+5%
+38
2011
2012
2013
2014

At 3/31/15

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California
Considerable Opportunities in Growth Industries

- Established presence: 1991
- Acquired 10 banks from 1991 to 2001
- Today, 104 banking centers in major metropolitan areas




Average Loans
($ in billions)
11.8
12.7
14.0
15.4
+10%
+30%
2011
2012
2013
2014


Average Deposits
($ in billions)
12.7
14.6
14.7
16.1
+10%
+27%
2011
2012
2013
2014

At 3/31/15

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Michigan
Maintaining Leadership Position

- Established presence: 1849
- #2 deposit market share in Michigan[1]
- 214 banking centers in major metropolitan areas




Average Loans
($ in billions)
13.9
13.6
13.5
13.3
-1%
-4%
2011
2012
2013
2014


Average Deposits
($ in billions)
18.5
19.6
20.3
21.0
+3%
+13%
2011
2012
2013
2014

At 3/31/15 • [1]Source: FDIC June 2014

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Active Capital Management

2014 Capital Plan Completed:

- $236MM or 5MM shares repurchased 2Q14 through 1Q15
  - $59MM or 1.4MM shares repurchased in 1Q
- Increased quarterly dividend to $0.20 per share in 2Q14

2015 Capital Plan Target[1]:

- Up to $393MM share repurchases over five quarters (2Q15 through 2Q16)
- Board to consider dividend increase to $0.21 at April 28th meeting


Shareholder Payout[3]
($ in millions)
Dividends
Share Repurchases[3]
47%
28%
19%
79%
58%
21%
76%
53%
23%
66%
42%
24%
2011
2012
2013
2014


Tangible Book Value Per Share[2]
$31.40
$33.36
$35.64
$37.72
2011
2012
2013
2014


Dividends Per Share Growth
0.40
0.55
0.68
0.79
+98%
2011
2012
2013
2014

[1]Outlook as of 4/17/15 • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Shares repurchased under equity repurchase program

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Strong Commitment to Community 23 $8.5 Millioncontributed to not-for-profitorganizations in 2014 73,000+ Hoursvolunteered by employeesin 2014 Leader in Sustainability 24 516,825 Poundsof sensitive paper documents were securely destroyedand recycled at Texas Shred Day events in 2014

DiversityContinue to receivenational recognition 25

Q&A
Comerica Bank
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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/14	12/31/13	12/31/12	12/31/11
Common shareholders' equity	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635
Less: Other intangible assets	15	17	22	32
Tangible common equity	$6,752	$6,498	$6,282	$6,198
Total assets	$69,190	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635
Less: Other intangible assets	15	17	22	32
Tangible assets	$68,540	$64,572	$64,409	$60,338
Common equity ratio	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,402	$7,150	$6,939	$6,865
Tangible common equity	$6,752	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	179	182	188	197
Common shareholders' equity per share of common stock	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***37.72***	***35.64***	***33.36***	***31.40***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

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